EXHIBIT 21


                                 LIST OF SUBSIDIARIES
                                         FOR
                             GRAND COURT LIFESTYLES, INC.


                         FL Executive Financing Corp.

                         GCGP I, Inc.

                         GCGP II, Inc.

                         GCGP, Inc. III

                         GCGP IV, Inc.

                         GCGP V, Inc.

                         Grand Court-Amarillo, L.P.

                         Grand Court-Greatwood, L.P.

                         Grand Court-Jackson, LLC

                         Grand Court-Overland Park, LLC

                         Grand Court-South Shore Harbour, L.P.

                         Grand Court Development Corp.

                         Grand Court Lifestyles Payroll Corp.

                         Grand Court Facilities, Inc.

                         Grand Court Facilities, Inc., II

                         Grand Court Facilities, Inc., III

                         Grand Court Facilities, Inc., IV

                         Grand Court Facilities, Inc., V

                         Grand Court Facilities, Inc., VI

                         Grand Court Facilities, Inc., VII

                         Grand Court Facilities, Inc., VIII

                         Grand Court Facilities, Inc., IX

                         Grand Court Facilities, Inc., X

                         Grand Court Facilities, Inc., XI

                         Grand Court Facilities, Inc., XII

                         Grand Court Facilities, Inc., XIII

                         Grand Court Facilities, Inc, XIV

                         Grand Court Facilities, Inc., XV

                         Grand Court Facilities, Inc., XVI

                         Grand Court Facilities, Inc., XVII

                         Grand Court Facilities, Inc., XVIII

                         Grand Court Facilities, Inc., XIX

                         Grand Court Facilities, Inc., XX

                         Grand Court Facilities, Inc., XXI

                         Grand Court Facilities, Inc., XXII

                         Grand Court Facilities, Inc., XXIII

                         Grand Court Facilities, Inc., XXIV

                         Grand Court Facilities, Inc., XXV

                         Grand Court Facilities, Inc., XXVI

                         Grand Court Facilities, Inc., XXVII

                         Grand Court Facilities, Inc., XXVIII

                         Grand Court Facilities, Inc., XXIX

                         Grand Court Facilities, Inc., XXX

                         J&B Financing, LLC

                         Leisure Centers, LLC-I

                         Leisure Centers, LLC-II

                         Leisure Centers, LLC-III

                         Leisure Centers, LLC-IV

                         Leisure Facilities, Inc.

                         Leisure Facilities, Inc., II

                         Leisure Facilities, Inc., III

                         Leisure Facilities, Inc., IV

                         Leisure Facilities, Inc., V

                         Leisure Facilities, Inc., VI

                         Leisure Facilities, Inc., VII

                         Leisure Facilities, Inc., IX

                         Leisure Facilities, Inc., X

                         Leisure Facilities, Inc., XII

                         Leisure Facilities, Inc. XV

                         T Lakes L.C.

                         Texas Properties, Inc.